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                                                                    Exhibit 99.2






                             EXHIBIT 99.2 - PAGE 1


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                                                                    Exhibit 99.2

                             PLAN SUPPORT AGREEMENT

               This Plan Support Agreement ("Agreement"), dated as of September 28, 2001, is entered into by and among Assisted Living Concepts, Inc. ("ALC"), Carriage House Assisted Living, Inc. ("Carriage House, and together with ALC, the "Company"), the undersigned subsidiaries and affiliates of ALC (the "Non-Filing Subsidiaries") and the undersigned holders ("Consenting Holders") of the Company's $86,250,000, 6% Convertible Subordinated Debentures due 2002 (the "6% Notes") and $75,000,000, 5.625% Convertible Subordinated Debentures due 2003 (the "5.625% Notes," and collectively with the 6% Notes, the "Notes").

               WHEREAS, pursuant to an Indenture dated as of October 24, 1997 (the "6% Notes Indenture"), ALC issued the 6% Notes;

               WHEREAS, pursuant to an Indenture dated as of April 13, 1998 (the "5.625% Notes Indenture," and collectively with the "6% Notes Indenture," the "Indentures"), ALC issued the 6% Notes;

               WHEREAS each Consenting Holder is a direct holder of the Notes or is an investment manager or advisor for certain discretionary accounts that are holders or beneficial owners of the Notes, in either case in the principal amount set forth on the signature page hereto with respect to such Consenting Holder;

               WHEREAS, certain of the Consenting Holders have formed an ad hoc committee for the purpose of negotiating with the Company (the "Noteholders Committee") and have engaged Milbank, Tweed, Hadley & McCloy LLP ("Milbank") as legal counsel and Chanin Capital Partners ("Chanin") as financial advisors;

               WHEREAS, the Company and the Noteholders Committee have engaged in good faith negotiations with the objective of reaching an agreement with regard to a financial reorganization of the Company;

               WHEREAS, the Company and the Consenting Holders now desire to implement a financial restructuring of the Company on the terms set forth in this Agreement and in the Term Sheet ("Term Sheet") attached hereto as Schedule 1 (the "Financial Restructuring");

               WHEREAS, in order to implement the Financial Restructuring, the Company has determined: (i) to commence cases for the Company (collectively, the "Chapter 11 Cases") under chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware or another district acceptable to the Company and the Committee (the "Bankruptcy Court"); (ii) to prepare and file in the Chapter 11 Cases concurrently with their commencement a plan of reorganization (the "Plan") and accompanying disclosure statement (the "Disclosure Statement") for the purpose of implementing the Financial Restructuring in accordance with this Agreement and the Term

Sheet; and (iii) to have the Disclosure Statement approved and Plan confirmed by the Bankruptcy Court in accordance with the timetable provided herein; and

               WHEREAS, ALC has (or, as of the date the Chapter 11 Cases are commenced (the "Petition Date") will have) obtained from T and F Properties, L.P., Health Care Properties, Inc., Transatlantic Capital LLC and Heller Healthcare Financial waivers with respect to any defaults that will exist as of the Petition Date under their contracts or leases with the Non-Filing Subsidiaries, or that will arise as a result of the commencement of the Chapter 11 Cases, and the Company represents and warrants that no other material defaults will arise under contracts or leases of the Non-Filing Subsidiaries as a result of the commencement of the Chapter 11 Cases;

               WHEREAS, as a result of having obtained said waivers or releases, the Non-Filing Subsidiaries will not commence chapter 11 cases;

               WHEREAS, each of the Consenting Holders is prepared to commit to vote its claims (as defined in the Bankruptcy Code) arising under the Notes held by such Consenting Holder (for each such Consenting Holder, the "Note Claims") and the amount of any other claim(s) against the Company that any Consenting Holder may hold, as of the Petition Date, in a capacity other than as a holder of Notes, to accept the Plan, subject to the terms and conditions of this Agreement and the Term Sheet;

               NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Non-Filing Subsidiaries and the Consenting Holders agree as follows:

        1. Restriction on Transfer. Each Consenting Holder agrees that, so long as this Agreement has not been terminated in accordance with Paragraph 7 hereof, it will not sell, transfer or assign any of its Notes or Note Claims unless the transferee thereof agrees in writing to be bound by all the terms of this Agreement (the "Transferee Agreement"). The Consenting Holder shall deliver the Transferee Agreement to the Company within five business days after the sale, transfer or assignment, as appropriate, of any of its Notes or Note Claims. The provisions of this paragraph are for the benefit of the Company and each Consenting Holder. Any failure by LTC Healthcare, Inc., LTC Properties, Inc., or National Health Investors, Inc. to obtain and deliver to the Company a Transferee Agreement in connection with any transfer of Notes or Note Claims by such entity shall render such transfer null and void.

        2. Preparation of Restructuring Documents. As set forth in the Term Sheet, the Company shall deliver to the Consenting Holders for their review and approval the Plan, the Disclosure Statement, any motions that the Company intends to file and have heard by the Bankruptcy Court within the first days following the commencement of the Chapter 11 Cases, the Bankruptcy Court orders to be prepared in connection therewith, and all other documents or agreements to be executed or implemented in connection therewith, or otherwise contemplated by, the Financial Restructuring, each of which documents and agreements shall be consistent in all material respects with this Agreement and the Term Sheet (collectively, the "Restructuring Documents"). The Company shall coordinate with the Consenting Holders in preparing the Restructuring Documents and shall afford Milbank a reasonable opportunity to review and


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
comment upon the Restructuring Documents prior to their filing with the Bankruptcy Court (as further described in the Term Sheet). The Company and the Consenting Holders agree that (a) the negotiation of this Agreement and the attached Term Sheet, and (b) the delivery of any information by the Company to the Consenting Holders in connection with this Agreement and the attached Term Sheet are not intended by the Company to be a solicitation of the Consenting Holders' approval of any plan of reorganization within the meaning of Section 1125 of the Bankruptcy Code. The Company and the Consenting Holders further agree that this Agreement is not a financial accommodation contract that would be unenforceable under Section 365(c)(2) of the Bankruptcy Code, and each agrees not to take any contrary position in the Chapter 11 Cases.

        3. Covenants Regarding Timetable. The Company and the Consenting Holders, as applicable, each agree that it will take all reasonable steps necessary and desirable to adhere to the timetable set forth in the Term Sheet for the delivery of documents, the commencement of the Chapter 11 Cases, the filing of the Plan and Disclosure Statement, the scheduling of hearings to approve the Disclosure Statement and confirm the Plan and the occurrence of the Effective Date of the Plan.

        4. Certain Other Covenants. The Company and the Non-Filing Subsidiaries agree that they shall take all reasonable steps necessary and desirable to obtain any and all required regulatory and/or third party approvals for the Financial Restructuring.

        5. Voting. Provided that no Agreement Termination Event (as defined below) has occurred each Consenting Holder agrees that it shall timely vote (or shall cause or instruct any custodial agent to so vote) its Note Claims, and any other claims against the Company that it might possess, to accept the Plan and shall not revoke or withdraw such vote.

        6. Support of the Financial Restructuring; Additional Covenants. As long as this Agreement has not been terminated in accordance with Paragraph 7 hereof, the Company will take all necessary and appropriate actions to achieve confirmation of the Plan, including, upon approval of the Disclosure Statement by the Bankruptcy Court, recommending to the holders of claims and interests impaired under the Plan that they vote to approve the Plan. As long as this Agreement has not been terminated in accordance with Paragraph 7 hereof, neither the Company nor any Consenting Holder will (a) object to confirmation of the Plan or otherwise commence or support in any way any proceeding to oppose or alter the Plan or any of the Restructuring Documents in any way inconsistent with this Agreement or the Term Sheet; (b) vote for, support or participate in the formulation of any plan of reorganization or liquidation for the Company or any of the Non-Filing Subsidiaries other than the Plan; (c) seek, solicit, support or encourage any plan other than the Plan, or any sale, proposal or offer of dissolution, winding up, liquidation, reorganization, merger or restructuring of the Company or any of the Non-Filing Subsidiaries; (d) object to the Disclosure Statement or the solicitation of consents to the Plan; or (e) take any other action that is inconsistent with or be in derogation of this Agreement, the Term Sheet or the Plan or that would delay confirmation of the Plan. Notwithstanding the foregoing or anything else in this Agreement to the contrary, no Consenting Holder shall be barred from objecting to (x) approval of the Disclosure Statement if such Disclosure Statement contains a material misstatement or omission or fails to contain adequate information for the purposes of Bankruptcy Code Section 1125 or other applicable law, or (y) confirmation of the Plan, or approval,


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
execution or implementation of any Restructuring Document, if such Plan or Restructuring Document contains terms that are materially inconsistent with this Agreement or the Term Sheet. In addition, except as expressly provided herein, nothing herein is intended to, or does, in any manner, waive, limit, impair, or restrict the ability of any Consenting Holder to take steps to preserve and assert its claims against the Company.

        7. Termination of Agreement. This Agreement shall terminate automatically upon the occurrence of any "Agreement Termination Event" (as hereinafter defined), unless the occurrence of such Agreement Termination Event is waived in writing by the Consenting Holders. If any Agreement Termination Event occurs (and has not been so waived) at the time when permission of the Bankruptcy Court shall be required for the Consenting Holders to change or withdraw (or cause to be changed or withdrawn ) their votes to accept the Plan, neither the Company or the Non-Filing Subsidiaries shall oppose any attempt by any of the Consenting Holders to change or withdraw (or cause to be changed or withdrawn) such votes at such time. Upon the occurrence of an Agreement Termination Event, each Consenting Holder, the Company and each Non-Filing Subsidiary shall have all rights that are available to it under the Notes, the Indentures, applicable law or otherwise, including, without limitation, the right to take action on account of any then existing default under the Notes or Indentures.

               An "Agreement Termination Event" shall mean any of the following:

                (a) The Chapter 11 Cases to implement the Financial Restructuring are not commenced in accordance with the timetable contained in the Term Sheet;

                (b) The Company does not, upon commencement of the Chapter 11 Cases, request that the Bankruptcy Court schedule hearings to: (1) approve the disclosure statement by no later than 30 days after the Petition Date; and (2) confirm the plan by no later than 75 days after the Petition Date;

                (c) All of the members of the Noteholders Committee as of the date of this Agreement (the "Initial Consenting Holders") provide written notice (a "Termination Notice") to the Company that the Plan or any of the Restructuring Documents as filed by the Company or approved in the Chapter 11 Cases contains any term that is inconsistent in any material respect with the Financial Restructuring contemplated by and provided for in this Agreement or the Term Sheet, or has been modified, amended or replaced in any respect that makes it inconsistent in any material respect with this Agreement or the Term Sheet; provided, however, that no Agreement Termination Event shall occur if, within 5 business days of delivery of a Termination Notice, the Company cures any such inconsistencies to the satisfaction of the Initial Consenting Holders;

                (d) The Effective Date of the Plan has not occurred on or before February 28, 2002;

                (e) The Company or any Initial Consenting Holder breaches any other provision of this Agreement;

                (f) The Chapter 11 Case of the Company is converted to a case under chapter 7 of the Bankruptcy Code;


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                (g) A chapter 11 trustee is appointed in the Chapter 11 Case;

                (h) The Company suffers an Event of Default under the DIP Facility and such Event of Default has not been waived or cured in accordance with the terms of the DIP Facility;

                (i) Any (a) written representation or warranty by the Company or its advisors, (b) representation or warranty by Jim Nicol, Drew Miller or Sandra Campbell, or (c) representation or warranty by any members of the Company's Board of Directors in meetings between the Company, the Board of Directors and the Noteholders Committee, in all cases made to the Noteholders Committee or its representatives, or in connection with this Agreement or the Term Sheet (including without limitation representations relating to the Company's financial performance), is false or misleading in any material respect when made; or

                (j) A material adverse change occurs or is discovered with respect to the assets, liabilities, business operations or financial condition of the Company or any of the Non-Filing Subsidiaries after the date of this Agreement, but not including, however, any material adverse change that occurs solely by reason of the filing of the Chapter 11 Case.

        8. Specific Performance. It is understood and agreed by each of the parties hereto that money damages would not be a sufficient remedy for any breach of this Agreement by any party and each non-breaching party shall be entitled, in addition to any other remedies, to the remedy of specific performance and injunctive or other equitable relief as a remedy for any such breach, without the necessity of securing or posting a bond or other security in connection with such equitable relief.

        9. Good Faith Negotiation of Restructuring Documents. The Company and each Consenting Holder covenants and agrees to negotiate in good faith the Restructuring Documents, which the Company covenants will be, in all material respects, consistent with this Agreement and the Term Sheet.

        10. Representations and Warranties. The Company and each Non-Filing Subsidiary, on the one hand, and each of the Consenting Holders, on the other, represents and warrants to the other that the following statements are true, correct and complete as of the date hereof:

               (a) Corporate Power and Authority. It has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its respective obligations under, this Agreement;

               (b) Authorization. The execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary action on its part, and the Company and each of the Non-Filing Subsidiaries further represents that the Financial Restructuring, this Agreement and the attached Term Sheet have been approved in writing by the Boards of Directors or similar governing bodies of the Company and the Non-Filing Subsidiaries;


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
               (c) No Conflicts. The execution, delivery and performance by it of this Agreement do not and shall not (i) violate any provision of law, rule or regulation applicable to it or any of its subsidiaries or its certificate of incorporation or by-laws or partnership agreements or those of any of its subsidiaries or (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it or any of its subsidiaries is a party or under its certificate of incorporation or by-laws and which has not been waived as of the date hereof; except however that the filing of the Chapter 11 Cases, and the implementation of the Financial Restructuring, may constitute events of default under certain of the Company's contracts.

               (d) Governmental Consents. The execution, delivery and performance by it of this Agreement do not and shall not require any registration or filing with, consent or approval of, or notice to, or other action to, with or by, any Federal, state or other governmental authority or regulatory body, except such filings as may be necessary and/or required for disclosure by the Securities and Exchange Commission, in connection with the commencement of the Chapter 11 Cases and the approval of the Disclosure Statement and confirmation of the Plan; and

               (e) Binding Obligation. This Agreement is the legally valid and binding obligation of it, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

        11. Employment, Consulting and Other Contracts. The Company shall not enter into or assume (as that term is used in Section 365 of the Bankruptcy
Code) any employment, consulting or similar contracts ("Employment Contracts") without the prior agreement of the Noteholders Committee; provided, however, that the Company shall be permitted to enter into or assume any Employment Contract the term of which is not more than six months and that provides for aggregate compensation of not more than $50,000.

        12. Further Acquisition of Securities. This Agreement shall in no way be construed to preclude any of the Consenting Holders from acquiring additional Notes. However, any and all rights and claims obtained by a Consenting Holder with respect to, on account of or pursuant to any subsequently acquired Notes shall automatically be deemed to be Note Claims and to be subject to the terms of, and the obligations of such Consenting Holder under, this Agreement and the Term Sheet.

        13. Effectiveness; Amendments. This Agreement shall not become effective and binding on the parties hereto unless and until counterpart signature pages to this Agreement have been executed and delivered by the Company, the Non-Filing Subsidiaries and the undersigned Consenting Holders. Once effective, this Agreement may not be modified, amended or supplemented except in writing signed by the Company, the Non-Filing Subsidiaries and the undersigned Consenting Holder.

        14. Disclosure of Individual Holdings. Prior to the commencement by the Company of the Chapter 11 Cases, and unless required by applicable law or regulation, neither the Company nor the Non-Filing Subsidiaries or their respective representatives shall disclose the holdings of Note Claims of any of the Consenting Holders without the prior written consent of


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
such Consenting Holder. If disclosure is so required by law or regulation, the Company and the Non-Filing Subsidiaries shall afford each of the Consenting Holders a reasonable opportunity to review and comment upon any such disclosure prior to the making such disclosure. The foregoing shall not prohibit the Company from disclosing the approximate aggregate holdings of Notes of all Consenting Holders.

        15. Accredited Investors. Each Consenting Holder represents that (a) it is a sophisticated investor with respect to the transactions described herein with sufficient knowledge and experience in owning and investing in securities similar to the Notes held by such Consenting Holder to evaluate properly the transactions contemplated by this Agreement and it has made its own analysis and decision to enter in this Agreement; and (b) it is an "accredited investor" within the meaning of Section 2(a)(15) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        16. Impact of Appointment to Creditors Committee. Notwithstanding anything herein to the contrary, in the event that any Consenting Holder is appointed to and serves on a committee of creditors in the Company's Chapter 11 Cases, the terms of this Agreement shall not be construed so as to limit such Consenting Holder's exercise, in its sole discretion, of its fiduciary duties, if any, to any person or entity arising from its service on such committee, and any such exercise of such fiduciary duties shall not be deemed to constitute a breach of the terms of this Agreement; provided, however, that the fact of such service on such committee (a) shall not otherwise affect the continuing validity or enforceability of this Agreement and (b) shall not modify or limit the obligations of such individual Consenting Holder to vote its Subject Claims to accept the Plan, provided that no Agreement Termination Event has occurred and this Agreement remains in effect.

        17. Official Unsecured Creditors Committee. In conjunction with the Chapter 11 Case and pursuant to either Sections 1102(a)(1) or (a)(2) of the Bankruptcy Code, the Company shall support the appointment of an official committee comprised of Consenting Holders and such other holders of unsecured claims as may be appointed by the Office of United States Trustee (the "Official Committee"). The Official Committee shall, subject to compliance with the applicable provisions of the Bankruptcy Code, be entitled to retain Milbank and Chanin to represent the Official Committee and assist in the prosecution of the Plan and related matters. In the event that the Official Committee does not retain Milbank or Chanin, the Company shall actively support the approval, under
Section 503(b) of the Bankruptcy Code, of the payment of the reasonable costs and fees incurred by Milbank and Chanin on behalf of the Noteholders Committee.

        18. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Oregon without regard to any conflicts of law provision that would require the application of the law of any other jurisdiction. By its execution and delivery of this Agreement, each of the parties hereto hereby irrevocably and unconditionally agrees for itself that any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in the U. S. District Court sitting in Portland Oregon. By execution and delivery of this Agreement, each of the parties hereto hereby irrevocably accepts and submits itself to the


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
nonexclusive jurisdiction of such court, generally and unconditionally, with respect to any such action, suit or proceeding. Notwithstanding the foregoing consent to jurisdiction, upon the commencement of the Company's Chapter 11 Case, each of the parties hereto hereby agrees that the Bankruptcy Court shall have exclusive jurisdiction of all matters arising out of or in connection with this Agreement.

        19. Fees and Expenses. The Company shall perform and shall not terminate its fee agreements with Milbank and Chanin except as otherwise provided in the applicable engagement agreements. Five (5) business days prior to the date that the Company commences the Chapter 11 Cases, the Company shall pay in full any outstanding bills, plus an estimate of unbilled fees and costs up to the filing of the voluntary chapter 11 petition, of Milbank and Chanin; provided that Milbank's invoice(s) shall be accompanied by a written (or electronic) confirmation from Milbank that the Consenting Holders have approved payment of such invoice. Such confirmation shall simultaneously be delivered to the Consenting Holders. If any party brings an action against any other party based upon a breach by such other party of its obligations under this paragraph, the prevailing party shall be entitled to all reasonable expenses incurred, including reasonable attorneys', accountants' and financial advisors' fees in connection with such action.

        20. Notices. All notices and consents hereunder shall be in writing and shall be deemed to have been duly given if personally delivered by courier service, messenger, or telecopy, or initially deposited in the mails, by certified or registered mail, postage prepaid return receipt requested, to the following addresses, or such other addresses as may be furnished hereafter by notice in writing, to the following parties:

               (a)    if to the Company, to:
                      Assisted Living Concepts, Inc.
                      11835 NE GlennWiding Drive, Building E
                      Portland, Oregon 97220-9057
                      Fax:  (503) 252-6233
                      Attention:  Wm. James Nicol


                      With a copy (which shall not constitute service) to:

                      Latham & Watkins
                      633 West Fifth Street
                      Los Angeles, California 90071
                      Fax:  (213) 891-8763
                      Attention: Robert A. Klyman

               (b) if to any Consenting Holder, to such Consenting Holder at the address and fax number shown for such holder on the applicable signature page hereto, to the attention of the person who has signed this Agreement on behalf of such holder,


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
                      With a copy to:

                      Milbank, Tweed, Hadley & McCloy LLP
                      601 S. Figueroa St., 30th Floor
                      Los Angeles, CA 90017
                      Fax:  (213) 629-5063
                      Attention: Thomas R. Kreller, Esq.
                      Attention: David B. Zolkin, Esq.

        21. Survival. Notwithstanding the sale of its Note Claims in accordance with Paragraph 1 hereof or the termination of the Consenting Holders' obligations hereunder in accordance with Paragraph 7 hereof, the Company and the Non-Filing Subsidiaries' obligations and agreements set forth in Paragraphs 8, 14, 18, 19, 22 and 32 hereof shall survive such termination and shall continue in full force and effect.

        22. Reservation of Rights. This Agreement and the Term Sheet are part of a proposed settlement of a dispute among the parties hereto. Except as expressly provided in this Agreement and the Term Sheet: (a) nothing herein is intended to, or does, in any manner waive, limit, impair or restrict the ability of the Company, the Non-Filing Subsidiaries each Consenting Holder and any trustee under the Notes and Indentures to protect and preserve its rights, remedies and interests, including without limitation, its claims against the other; and (b) nothing contained herein effects a modification of the rights of the Company, the Non-Filing Subsidiaries and the Consenting Holders or any trustee under the Notes and Indentures, unless and until the Plan is confirmed and the Financial Restructuring becomes effective. If the transactions contemplated herein are not consummated, or if this Agreement is terminated for any reason, the parties hereto fully reserve any and all of their rights. Pursuant to Federal Rule of Evidence 408 and any applicable state rules of evidence, this Agreement and all negotiations relating thereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce its terms.

        23. Representation by Counsel. Each party hereto acknowledges that it has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would provide any party hereto with a defense to the enforcement of the terms of this Agreement against such party based upon lack of legal counsel, shall have no application and is expressly waived.

        24. Consideration. It is hereby acknowledged by the parties hereto that, other than the Company's and the Non-Filing Subsidiaries' agreements, covenants, representations and warranties, as more particularly set forth herein and in the Term Sheet, no consideration shall be due or paid to the Consenting Holders for their agreement to vote to accept the Plan in accordance with the terms and conditions of this Agreement.

        25. Acknowledgment. This Agreement is not and shall not be deemed to be a solicitation for the tender or exchange of the Notes, a solicitation for waivers to the Notes or the Indenture, or a solicitation for consents to the Plan. The acceptance of the Consenting Holders will not be solicited until such Parties have received the Disclosure Statement and related ballots, as approved by the Bankruptcy Court.


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
        26. Headings. The headings of the paragraphs and subparagraphs of this Agreement are inserted for convenience only and shall not affect the interpretation hereof.

        27. Successors and Assigns. This Agreement is intended to bind and inure to the benefit of the parties and their respective successors, assigns, heirs, executors, administrators and representatives.

        28. Several, Not Joint, Obligations. The agreements, representations and obligations of the Consenting Holders under this Agreement and the Term Sheet are, in all respects, several and not joint.

        29. Prior Negotiations. This Agreement and the Term Sheet constitute the entire agreement and understanding between the parties hereto and supersede all prior discussions, agreements and undertakings, written or oral, of any kind and every nature, with respect to the subject matter hereof. Each party to this Agreement represents that it has read this Agreement and the Term Sheet and has had the terms used herein and the consequences hereof explained to it by legal counsel.

        30. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same

        31. Agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

        32. No Third-Party Beneficiaries. Unless expressly stated herein, this Agreement shall be solely for the benefit of the parties hereto, and no other person or entity shall be a third party beneficiary hereof.

               IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.



THE COMPANY

ASSISTED LIVING CONCEPTS, INC.                CARRIAGE HOUSE ASSISTED LIVING,
                                              INC.

By:   /s/ Wm. James Nicol                     By:   /s/ Wm. James Nicol
   -------------------------------               -------------------------------
Name: Wm. James Nicol                         Name: Wm. James Nicol
Title: President                              Title: President

THE NON-FILING SUBSIDIARIES

ALC IOWA, INC.                                ALC MCKINNEY PARTNERS, LP, A
                                              TEXAS LIMITED PARTNERSHIP
                                              By : ALC Texas McKinney, Inc.
By:   /s/ Wm. James Nicol                     Its: General Partner
   -------------------------------
Name: Wm. James Nicol
Title: President                              By:   /s/ Wm. James Nicol
                                                 -------------------------------
                                              Name: Wm. James Nicol
                                              Title: President


ALC NEBRASKA, INC.                            ALC NEW JERSEY, INC.


By:   /s/ Wm. James Nicol                     By:   /s/ Wm. James Nicol
   -------------------------------               -------------------------------
Name: Wm. James Nicol                         Name: Wm. James Nicol
Title: President                              Title: President


ALC OHIO, INC.                                ALC PARIS PARTNERS, LP, A
                                              TEXAS LIMITED PARTNERSHIP
                                              By : ALC Texas Paris, Inc.
By:   /s/ Wm. James Nicol                     Its: General Partner
   -------------------------------
Name: Wm. James Nicol
Title: President                              By:   /s/ Wm. James Nicol
                                                 -------------------------------
                                              Name: Wm. James Nicol
                                              Title: President



ALC PENNSYLVANIA, INC.                        ALC PLANO PARTNERS, LP, A
                                              TEXAS LIMITED PARTNERSHIP
                                              By : ALC Texas Plano, Inc.
By:   /s/ Wm. James Nicol                     Its: General Partner
   -------------------------------
Name: Wm. James Nicol
Title: President                              By:   /s/ Wm. James Nicol
                                                 -------------------------------
                                              Name: Wm. James Nicol
                                              Title: President

ASSISTED LIVING CONCEPTS SERVICES, INC.       DMG NEW JERSEY ALC, INC.


By:   /s/ Wm. James Nicol                     By:   /s/ Wm. James Nicol
   -------------------------------               -------------------------------
Name: Wm. James Nicol                         Name: Wm. James Nicol
Title: President                              Title: President


DMG OREGON ALC, INC.                          DMG TEXAS ALC PARTNERS, LP, A
                                              TEXAS LIMITED PARTNERSHIP
                                              By : DMG Texas ALC, Inc.
By:   /s/ Wm. James Nicol                     Its: General Partner
   -------------------------------
Name: Wm. James Nicol
Title: President                              By:   /s/ Wm. James Nicol
                                                 -------------------------------
                                              Name: Wm. James Nicol
                                              Title: President


HOME AND COMMUNITY CARE, INC.                 TEXAS ALC PARTNERS, LP, A
                                              TEXAS LIMITED PARTNERSHIP
                                              By : Texas ALC, Inc.
By:   /s/ Wm. James Nicol                     Its: General Partner
   -------------------------------
Name: Wm. James Nicol
Title: President                              By:   /s/ Wm. James Nicol
                                                 -------------------------------
                                              Name: Wm. James Nicol
                                              Title: President


ALC FLORIDA, INC.                             ALC NEVADA MCKINNEY, INC.


By:   /s/ Wm. James Nicol                     By:   /s/ Wm. James Nicol
   -------------------------------               -------------------------------
Name: Wm. James Nicol                         Name: Wm. James Nicol
Title: President                              Title: President


ALC NEVADA PARIS, INC.                        ALC NEVADA PLANO, INC.


By:   /s/ Wm. James Nicol                     By:   /s/ Wm. James Nicol
   -------------------------------               -------------------------------
Name: Wm. James Nicol                         Name: Wm. James Nicol
Title: President                              Title: President

                                              ALC TEXAS PARIS, INC.
ALC TEXAS MCKINNEY, INC.

By:   /s/ Wm. James Nicol                     By:   /s/ Wm. James Nicol
   -------------------------------               -------------------------------
Name: Wm. James Nicol                         Name: Wm. James Nicol
Title: President                              Title: President


ALC TEXAS PLANO, INC.                         ALCH NEVADA, INC.


By:   /s/ Wm. James Nicol                     By:   /s/ Wm. James Nicol
   -------------------------------               -------------------------------
Name: Wm. James Nicol                         Name: Wm. James Nicol
Title: President                              Title: President


ALCH TEXAS, INC.                              ALCH TEXAS PARTNERS, LP, A
                                              TEXAS LIMITED PARTNERSHIP
                                              By : ALCH Texas, Inc.
By:   /s/ Wm. James Nicol                     Its: General Partner
   -------------------------------
Name: Wm. James Nicol
Title: President                              By:   /s/ Wm. James Nicol
                                                 -------------------------------
                                              Name: Wm. James Nicol
                                              Title: President



ALFH NEVADA, INC.                             ALFH TEXAS, INC.


By:   /s/ Wm. James Nicol                     By:   /s/ Wm. James Nicol
   -------------------------------               -------------------------------
Name: Wm. James Nicol                         Name: Wm. James Nicol
Title: President                              Title: President


ALFH TEXAS PARTNERS, LP, A                    DMG NEVADA ALC, INC.
TEXAS LIMITED PARTNERSHIP
By : ALFH Texas, Inc.
Its: General Partner                          By:   /s/ Wm. James Nicol
                                                 -------------------------------
                                              Name: Wm. James Nicol
By:   /s/ Wm. James Nicol                     Title: President
   -------------------------------
Name: Wm. James Nicol
Title: President

DMG TEXAS ALC, INC.                           ELDER CARE HOME HEALTH
                                              SERVICES INC.

By:   /s/ Wm. James Nicol                     By:   /s/ Wm. James Nicol
   -------------------------------               -------------------------------
Name: Wm. James Nicol                         Name: Wm. James Nicol
Title: President                              Title: President


NEVADA ALC, INC.                              NEVADA ALF, INC.


By:   /s/ Wm. James Nicol                     By:   /s/ Wm. James Nicol
   -------------------------------               -------------------------------
Name: Wm. James Nicol                         Name: Wm. James Nicol
Title: President                              Title: President

PACESETTER CAPITAL, INC.                      PACESETTER HOME CARE GROUP, INC.


By:   /s/ Wm. James Nicol                     By:   /s/ Wm. James Nicol
   -------------------------------               -------------------------------
Name: Wm. James Nicol                         Name: Wm. James Nicol
Title: President                              Title: President

PACESETTER HOME HEALTH CARE, INC.             PACESETTER HOME HEALTH CARE OF
                                              BLOOMINGTON, INC.

By:   /s/ Wm. James Nicol                     By:   /s/ Wm. James Nicol
   -------------------------------               -------------------------------
Name: Wm. James Nicol                         Name: Wm. James Nicol
Title: President                              Title: President

PACESETTER HOME HEALTH CARE OF                PACESETTER HOSPICE, INC.
MADISON, INC.

By:   /s/ Wm. James Nicol                     By:   /s/ Wm. James Nicol
   -------------------------------               -------------------------------
Name: Wm. James Nicol                         Name: Wm. James Nicol
Title: President                              Title: President

PRIME HOME CARE, INC.                         TEXAS ALC, INC.


By:   /s/ Wm. James Nicol                     By:   /s/ Wm. James Nicol
   -------------------------------               -------------------------------
Name: Wm. James Nicol                         Name: Wm. James Nicol
Title: President                              Title: President

                                              ALF PARTNERS, LP, A
TEXAS ALF, INC.                               TEXAS LIMITED PARTNERSHIP
                                              By : Texas ALF, Inc.
                                              Its: General Partner

By:   /s/ Wm. James Nicol                     By:   /s/ Wm. James Nicol
   -------------------------------               -------------------------------
Name: Wm. James Nicol                         Name: Wm. James Nicol
Title: President                              Title: President



THE CONSENTING HOLDERS

LTC HEALTHCARE, INC.                          LTC PROPERTIES, INC.


By:  /s/Andre C. Dimitriadis                  By:  /s/ Andre C. Dimitriadis
   -------------------------------               -------------------------------
     Andre C. Dimitriadis                             Andre C. Dimitriadis
     Chairman and Chief                               Chairman and Chief
     Executive Officer                                Executive Officer

SUN TRUST EQUITABLE SECURITIES
FOR THE ACCOUNT OF NATIONAL HEALTH INVESTORS,
INC.


By:  /s/ W. Andrew Adams
   -------------------------------
     W. Andrew Adams
     President & CEO

DEEPHAVEN CAPITAL MANAGEMENT


By:  /s/ Shawn Bergerson
   -------------------------------
     Shawn Bergerson
     Senior Vice President



JMG CAPITAL PARTNERS                           TRITON CAPITAL INVESTMENTS, LTD



By:  /s/ Jonathan Glaser                       By:  /s/ Jonathan Glaser
   -------------------------------               -------------------------------
     Jonathan Glaser                                   Jonathan Glaser
     Managing Member                                   Managing Member




JMG CAPITAL MANAGEMENT MONEY
PURCHASE PENSION PLAN



By:   /s/ Jonathan Glaser
   -------------------------------
     Jonathan Glaser
     Managing Member


                                INSIDER HOLDERS

                                   SCHEDULE 1

                                   TERM SHEET

                                   TERM SHEET

                               September 28, 2001

INTRODUCTION

The members (the "Noteholders") of the unofficial committee (the "Committee") of holders of the $86,250,000, 6% Convertible Subordinated Debentures due 2002 (the "6% Notes") issued by Assisted Living Concepts, Inc. ("Company" or the "Debtor") pursuant to that Indenture dated as of October 24, 1997 (the "6% Notes Indenture"), and the $75,000,000, 5.625% Convertible Subordinated Debentures due 2003 (the "5.625% Notes," and collectively with the 6% Notes, "Notes") issued by the Company pursuant to that Indenture dated as of April 13, 1998 (the "5.625% Notes Indenture," and collectively with the "6% Notes Indenture," the "Indentures"), as identified in Exhibit 1 hereto, will agree to support a restructuring transaction (the "Transaction") for Company and those subsidiaries identified below ("Subsidiaries"; from time to time referred to collectively with the Company as the "Debtors") that incorporates the terms set forth below.

The terms discussed herein are part of a comprehensive compromise, each element of which is consideration for the other elements and an integral aspect of the proposed restructuring. This Term Sheet is proffered in the nature of a settlement proposal in furtherance of settlement discussions, and is intended to be entitled to protection from any use or disclosure to any party or person pursuant to Federal Rule of Evidence 408, California Evidence Code Section 1152, and any other applicable statutes or doctrines protecting the use or disclosure of confidential information and information exchanged in the context of settlement discussions. Notwithstanding the foregoing, should Company, its Subsidiaries and the Noteholders successfully negotiate a formal Lock-Up Agreement (the "Agreement") , this Term Sheet shall be incorporated in, form a part of and be subject to the terms and conditions set forth in the Agreement.


TREATMENT OF CLAIMS AND INTERESTS

The Transaction will be consummated by means of the filing of chapter 11 bankruptcy cases before a bankruptcy court in the District of Delaware or other district acceptable to the Company and the Committee, and the confirmation of a plan of reorganization that sets forth the Transaction. The Transaction will provide treatment for claims against and interests in Company and Subsidiaries, including the issuance of new securities, and certain other terms generally as described below. Unless otherwise set forth herein, each class of claims will be satisfied in full by the delivery of the consideration described below upon consummation of the Transaction (the "Effective Date").

The Company will commence chapter 11 cases by filing or by causing the filing of voluntary petitions for relief under chapter 11 of the Bankruptcy Code for at least the following entities by no later than October 1, 2001 (the "Petition Date"): (1) the Company, (2) Carriage House Assisting Living, Inc., and (3) any other Subsidiary whose creditors have not waived all defaults existing as of the Petition Date under contracts or leases or that will arise as a result of the bankruptcy of the Company or a Subsidiary . The bankruptcy petitions shall be filed with a draft disclosure statement and a draft plan of reorganization that are acceptable to the Committee. Upon filing, the Company shall promptly request that the bankruptcy court schedule hearings to: (1) approve the disclosure statement no later than 30 days after the Petition Date, and (2) confirm the plan by no later than 75 days after the Petition Date. The parties will use their best efforts to ensure that the Effective Date occurs on or before January 31, 2002.

TREATMENT OF CLAIMS

MORTGAGE DEBT                     The Company and Committee shall jointly
                                  examine the existing mortgage debt on a case by case basis. The Company shall consult with the Committee to determine which mortgage debt should be impaired, unimpaired or refinanced.

HELLER DEBT                       Subject to the terms set forth below, the debt
                                  owed to Heller Healthcare Financing Inc.
                                  ("Heller") shall be either (a) refinanced upon exit from bankruptcy pursuant to terms agreeable to the Committee or (b) amended or modified, in a manner agreeable to the Committee, through a plan of reorganization.
                                  The Committee agrees that such post-petition
                                  DIP financing shall not exceed $43.5 million, with $23.5 million to be earmarked to finance the Company's acquisition of the Meditrust properties; provided, however that if the Company does not acquire the Meditrust properties, the DIP financing shall not exceed
                                  $20 million.

                                  In addition, this Term Sheet and the Agreement are expressly conditioned on the execution of a term sheet agreement between the Company and Heller for the provision by Heller of DIP financing on terms no less favorable to the Company as those terms contained in the Heller draft term sheet dated September 28, 2001.

OREGON TRUST DEED NOTES
WASHINGTON REVENUE BONDS
IDAHO REVENUE BONDS
OHIO REVENUE BONDS                The Company and its Subsidiaries will use
                                  commercially reasonable efforts to ensure that no letters of credit ("L/C") are drawn down in their entirety ("L/C Draw") by or on behalf of holders of or the representatives of holders of housing bonds ("Housing Bonds") that have been issued by or for the benefit of the Company or its Subsidiaries. With respect to each issue of Housing Bonds, in the event that an L/C Draw does not occur, such Housing Bonds shall remain unimpaired by the Transaction, and debt service will continue to be paid on such Housing Bond obligations in the ordinary course of business. Should an L/C Draw occur, any remaining secured debt associated with the L/C Draw shall be either refinanced on terms agreeable to the Committee or amended or modified, in a manner agreeable to the Committee.

GENERAL UNSECURED CLAIMS          Except as set forth below, on the Effective
                                  Date, holders of allowed general unsecured claims against the Debtors, including allowed general unsecured claims arising from the Notes and from the Debtors' rejection of executory contracts and unexpired leases, shall receive, on a pro rata basis, a combination of new issues of senior secured notes ("New Senior Secured Notes"), junior secured notes ("New Junior Secured Notes" and, collectively with the New Senior Secured
                                  Notes, "New Notes") and common stock ("New
                                  Common Stock") of the restructured Company
                                  ("Newco").

TRADE CLAIMS                      Unsecured trade debt will not be impaired and
                                  will be paid in the ordinary course of
                                  business.

                                  Holders of existing equity of the Company
                                  ("Old Equity") shall exchange their Old Equity for New Common Stock representing 4% of the equity of Newco.

THE NEW NOTES AND NEW COMMON STOCK

NEW SENIOR SECURED NOTES

PRINCIPAL AMOUNT                 $40,250,000

COLLATERAL                        Senior security interest in the collateral
                                  pledged for the benefit of the holders of New
                                  Notes (the "Note Collateral"), consisting of:

                                        (a)       a first priority security
                                                  interest in each assisted
                                                  living facility owned by the
                                                  Company or any of its
                                                  Subsidiaries that is presently
                                                  unencumbered;

                                        (b)       a first priority security
                                                  interest in each assisted
                                                  living facility owned by the
                                                  Company or any of its
                                                  Subsidiaries that becomes
                                                  unencumbered before or as of
                                                  the Effective Date; and

                                        (c)       to the extent the Note
                                                  Collateral has a fair market
                                                  value (as calculated below) of
                                                  less than $75 million, a
                                                  junior security interest in
                                                  all of Heller's collateral (as
                                                  defined in that certain exit
                                                  financing term sheet between
                                                  the Company and Heller, dated
                                                  September 28, 2001), junior
                                                  only to Heller's senior
                                                  security interests therein,
                                                  sufficient such that the Note
                                                  Collateral has a fair market
                                                  value of at least $75 million.

                                  For purposes of valuing the Note Collateral, fair market value shall be derived using a 6.5x EBITDA multiple with a minimum value for any facility that constitutes part of the Note Collateral of $10,000/unit.

MATURITY                          Seven years from the Effective Date.

INTEREST RATE                     10.00% per annum cash pay, payable
                                  semi-annually in arrears.

AMORTIZATION                      None.

MANDATORY REDEMPTION              Newco will redeem the New Senior Secured Notes
                                  in whole or in part (on a pro rata basis or by pro rata offer) in cash with the net proceeds from sales of Note Collateral.

OPTIONAL REDEMPTIONS              Newco must offer to purchase the New Senior
                                  Secured Notes in whole or in part (on a pro rata basis) in cash, with net proceeds of sales of assets other than Note Collateral and Heller collateral, and from net proceeds of refinancings of Note Collateral or other borrowings. In addition Newco, at its option, can redeem all the New Senior Secured Notes at any time after the Effective Date in cash.

COVENANTS                         Standard for this type of security.


NEW JUNIOR SECURED NOTES

PRINCIPAL AMOUNT                  $15,250,000

COLLATERAL                        Junior security interest in the Note
                                  Collateral.

MATURITY                          10 years from the Effective Date.

INTEREST RATE                     8.00% pay-in-kind (PIK) for the first three
                                  years post Effective Date and thereafter cash pay at 12.00%, payable semi-annually in arrears.

AMORTIZATION                      None.

MANDATORY REDEMPTION              Newco will redeem the New Junior Secured Notes
                                  after all New Senior Secured Notes in whole or in part (on a pro rata basis) in cash with the net proceeds from sales of Note Collateral.

OPTIONAL REDEMPTION               Newco must offer to purchase the New Junior
                                  Secured Notes after extending an offer first to the New Senior Secured Notes in whole or in part (on a pro rata basis) in cash, with net proceeds of sales of assets other than Note
                                  Collateral and Heller collateral, and from net proceeds of refinancings of Note Collateral or other borrowings. In addition the Newco, at its option, can redeem all the Junior Notes at any time after the Effective Date in cash provided any outstanding Senior Notes are redeemed concurrently.

                                  New Common Stock representing all equity in Newco not issued to holders of Old Equity.

MANAGEMENT/CORPORATE GOVERNANCE/MISC.

HIRING OF OPERATIONS CONSULTANT   The Company shall immediately employ Senior
                                  Services of America

                                  ("Consultant") as an operational consultant on terms and conditions acceptable to the Committee; provided however that the employment of Consultant shall not be cause to delay the Petition Date.

MANAGEMENT                        TBD in a manner acceptable to the Committee

                                  Management shall receive incentives in the form of options and other compensation to be determined by Newco's Board of Directors.

CORPORATE GOVERNANCE OF NEWCO     Newco's Board of Directors will consist of 7
                                  members, one of whom shall be either Bruce
                                  Toll or Leonard Tannenbaum, one of whom shall be another member of the Company's existing
                                  Board of Directors selected by the Committee, one of whom shall be Newco's Chief Executive
                                  Officer, and four of whom shall be designated by the Committee. Newco shall provide a reasonable amount of compensation and
                                  Directors and Officers liability insurance coverage for each board member. The Committee shall identify its designated members prior to the disclosure statement hearing.

OTHER MATERIAL TERMS

RESTRUCTURING EXPENSES            The Company and its Subsidiaries will pay all
                                  reasonable expenses of the Committee and its members in connection with the restructuring:
                                  including (i) individual Committee members' reasonable out-of-pocket expenses (excluding attorneys' fees) associated with the negotiation and, to the extent an agreement is reached, facilitation of the anticipated restructuring; (ii) the Committee's professionals' reasonable fees and expenses;
                                  and (iii) the reasonable fees and expenses of the Trustee under each Indenture and its counsel.

COMPANY'S COOPERATION IN
COMMITTEE'S DUE DILIGENCE         The Transaction is conditioned upon the
                                  Company's cooperation in the continuing
                                  financial and legal due diligence review by the Committee.

DOCUMENTATION                     All of the documents necessary or appropriate
                                  to facilitate the restructuring of the Company will be in form and substance satisfactory to the Company and the Committee.

MATERIAL CHANGES                  There shall have been no material adverse
                                  change to the assets, liabilities or business prospects of the Company or its Subsidiaries or in the ability of the Company or its Subsidiaries to perform their respective obligations hereunder. Neither the Company or its Subsidiaries shall engage in transactions outside the ordinary course of business, including the incurrence of any new indebtedness for borrowed money, amend in any negative way any terms of any existing indebtedness for borrowed money or make any payments or transfers to shareholders.

                                   EXHIBIT 1

 MEMBERS OF UNOFFICIAL COMMITTEE OF HOLDERS OF THE $86,250,000, 6% CONVERTIBLE
    SUBORDINATED DEBENTURES DUE 2002 AND THE $75,000,000, 5.625% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2003 ISSUED BY ASSISTED LIVING CONCEPTS, INC.

LTC HEALTHCARE, INC.
LTC PROPERTIES, INC.
SUN TRUST EQUITABLE SECURITIES FOR THE ACCOUNT OF NATIONAL HEALTH INVESTORS,
INC.
DEEPHAVEN CAPITAL MANAGEMENT
JMG CAPITAL PARTNERS
TRITON CAPITAL INVESTMENTS, LTD
JMG CAPITAL MANAGEMENT MONEY PURCHASE PENSION PLAN